                                                                    Exhibit 99.5
                                                                         Page 11

   CASE NAME:                       Aerovox, Inc.             INCOME STATEMENT                                FORM OPR-5
   CASE NUMBER:                     01-14680 jnf              FOR MONTH ENDED:

                                                           MONTH           MONTH            MONTH             MONTH
                                                       July 29, 2001   Aug. 25, 2001    Sept. 29, 2001    Oct. 27, 2001
                                                       -------------- ----------------- --------------- ------------------

NET REVENUE (INCOME)                                      $4,155,555        $4,598,363      $4,878,674         $4,074,181
                                                       -------------- ----------------- --------------- ------------------

COST OF GOODS SOLD:

   Materials                                               2,478,655         2,623,795       2,719,102          2,259,541
                                                       -------------- ----------------- --------------- ------------------

   Labor                                                     405,280           414,923         468,719            401,038
                                                       -------------- ----------------- --------------- ------------------

   Manufacturing Overhead                                    836,566           924,540         975,662            799,875
                                                       -------------- ----------------- --------------- ------------------

      COST OF GOODS SOLD AT STANDARD                       3,720,500         3,963,258       4,163,483          3,460,454
                                                       -------------- ----------------- --------------- ------------------

   Variances (favorable)/unfavorable                         124,454          (179,744)         23,666            206,297
                                                       -------------- ----------------- --------------- ------------------

      ACTUAL COST OF GOODS SOLD                            3,844,954         3,783,514       4,187,149          3,666,752
                                                       -------------- ----------------- --------------- ------------------

GROSS PROFIT                                                 310,600           814,849         691,525            407,429
                                                       -------------- ----------------- --------------- ------------------

OPERATING EXPENSES:

   Selling and Marketing                                      35,364           122,547         164,255            125,026
                                                       -------------- ----------------- --------------- ------------------

   R & D and Product Services                                 98,181            98,967          98,550             72,174
                                                       -------------- ----------------- --------------- ------------------

   General and Administrative                                125,201           284,782         446,520            515,360
                                                       -------------- ----------------- --------------- ------------------

      TOTAL OPERATING EXPENSES                               258,746           506,296         709,326            712,559
                                                       -------------- ----------------- --------------- ------------------

INCOME BEFORE INTEREST, DEPRECIATION,
   TAXES, OR EXTRAORDINARY EXPENSES                       $   51,854          $308,553        ($17,800)         ($305,130)
                                                       -------------- ----------------- --------------- ------------------

INTEREST EXPENSE                                             132,257           167,257         175,872            165,396
                                                       -------------- ----------------- --------------- ------------------

DEPRECIATION                                                 281,044           286,760         243,404            285,386
                                                       -------------- ----------------- --------------- ------------------

INCOME TAX EXPENSE (BENEFIT)                                       0                 0          77,162                  0
                                                       -------------- ----------------- --------------- ------------------

OTHER INCOME (EXPENSE)                                      (301,833)*        (724,434)**     (256,188)          (132,499)
                                                       -------------- ----------------- --------------- ------------------

   NET INCOME (LOSS)                                       ($663,280)        ($869,898)      ($770,427)         ($888,411)
                                                       -------------- ----------------- --------------- ------------------

                                             MONTH            FILING
                                          Dec. 01, 2001       TO DATE
                                        ----------------- ---------------

NET REVENUE (INCOME)                          $5,275,190     $29,051,489
                                        ----------------- ---------------

COST OF GOODS SOLD:

   Materials                                   3,098,513      16,713,873
                                        ----------------- ---------------

   Labor                                         457,118       2,723,188
                                        ----------------- ---------------

   Manufacturing Overhead                        977,402       5,650,250
                                        ----------------- ---------------

   COST OF GOODS SOLD AT STANDARD              4,533,033      25,087,311
                                        ----------------- ---------------

   Variances (favorable)/unfavorable             448,862         713,360
                                        ----------------- ---------------

   ACTUAL COST OF GOODS SOLD                   4,981,895      25,800,671
                                        ----------------- ---------------

GROSS PROFIT                                     293,295       3,250,818
                                        ----------------- ---------------

OPERATING EXPENSES:

   Selling and Marketing                         161,382         719,274
                                        ----------------- ---------------

   R & D and Product Services                     95,950         545,229
                                        ----------------- ---------------

   General and Administrative                    574,064       2,155,860
                                        ----------------- ---------------

   TOTAL OPERATING EXPENSES                      831,396       3,420,363
                                        ----------------- ---------------

INCOME BEFORE INTEREST, DEPRECIATION,
   TAXES, OR EXTRAORDINARY EXPENSES            ($538,101)      ($169,545)
                                        ----------------- ---------------

INTEREST EXPENSE                                 167,026         937,735
                                        ----------------- ---------------

DEPRECIATION                                     292,399       1,696,774
                                        ----------------- ---------------

INCOME TAX EXPENSE (BENEFIT)                           0          77,162
                                        ----------------- ---------------

OTHER INCOME (EXPENSE)                           (13,198)     (1,171,305)
                                        ----------------- ---------------

   NET INCOME (LOSS)                         ($1,010,724)    ($4,052,522)
                                        ----------------- ---------------

* Includes charge of $352,000 for inventory and net book value of equipment for discontinued product line in the U.K.
** Includes $800,000 charge to increase allowance for doubtful accounts.